MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2016

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



4.20%
43.85%
51.95%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	23.2%
Financials	22.8%
Energy	11.8%
Consumer Discretionary	10.3%
Consumer Staples	10.3%
Healthcare	8.1%
Telecommunications	3.8%
Industrials	3.3%
Utilities	2.2%
Materials	0.0%
Net Cash[1]	4.2%

TOP 10 HOLDINGS

MasterCard, Inc.	5.61%
American International Group, Inc.	4.84%
Apple Inc.	4.57%
Citigroup, Inc.	4.40%
Bank of America Corp.	4.36%
BNP Paribas SA	3.93%
Baidu, Inc.	3.25%
Diageo PLC	3.08%
Banco Do Brasil	2.87%
International Business Machines Corp.	2.87%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	40
2016 Portfolio Turnover	31.49%
Net Assets (millions)	$20.26
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
4.87%
1.84%
12.03%
7.51%
-0.67%
3.80%
9.19%
10.40%
3.66%
3.82%
5.92%
6.43%
Non-annualized
QTD
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$20,319
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $20,319.71 on 12/31/16. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

Portfolio Review:

The Mundoval Fund returned 4.87% in the fourth quarter versus 1.84% for the MSCI World Index during the same period. Since inception date of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 5.92% versus 6.43% for the MSCI World Index.

Positive factors impacting performance for the fund during the quarter included the Financial Sector (Bank of America, Citigroup, BNP Paribas, Banco do Brasil), the Energy Sector (Lukoil, Gazprom, Valero Energy), and Telecommunications Sector (Mobile Telesystems). Negative factors impacting performance for the fund during the quarter included the Healthcare Sector (Teva Pharmaceuticals), Utility Sector (Companhia Paranese de Energia), and the Consumer Discretionary Sector (Grupo Televisa).

During the quarter, shares of Chesapeake Energy, Melco Crown Entertainment, CF Industries and Telekom Indonesia were sold in order to provide liquidity to purchase shares of the following companies due to their attractive business valuations relative to price: **Inpex Corporation**, the largest oil & gas company in Japan, **Unilever Plc**, one of the world's largest consumer goods companies, **Estee Lauder**, one of the world's largest cosmetic manufacturers, **Enel Americas SA**, a Latin American utility, and **Lear Corp.**, the largest manufacturer of automotive seating and electrical distribution systems for the auto industry.

Manager Commentary:

Two of the best performing stock markets in 2016 included Brazil (+63%) and Russia (+50%). The Energy sector provided strong rates of return due to the 45% increase in the cost of crude oil during the year. The Financial sector benefitted, primarily in the 4th quarter post election period, from the significant increase in long term US Treasury bond interest rates and the ability for financial businesses to capitalize on the interest rate spread between deposits and loans.

The Mundoval Fund was a beneficiary of these events as our holdings in Brazilian oil & gas behemoth, Petrobras, and Brazilian banking giant, Banco Do Brasil, more than doubled in share price. As for our Russian holdings, Lukoil and Gazprom, two of Russia's largest oil & gas companies, provided significant rates of return during the year as well. In the Financial Sector, Bank of America, Citigroup and BNP Paribas provided double digit rates of return during the year and still provide investors with opportunity as interest rates return to their historical levels and tangible net asset values are recognized by investors over time.

It is interesting to note that the Developed International Equity markets in Europe, Austral-Asia and the Far East, as measured by the MSCI EAFE Index, and Emerging Markets such as China, Korea, India, Brazil and Russia, as measured by the MSCI Emerging Markets Index, have returned 0.75% and 1.84% respectively during the past ten year period ending December 31, 2016. Considering the disparity in returns relative to U.S. stocks during the past decade and attractive business valuations of many international companies, investors should be optimistic about the future prospects for investing globally.

Thank you for your business and continued support.
Arthur Q. Johnson
Portfolio Manager

Average Annualized Total Returns as of December 31, 2016

	4Q 2016 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	4.87%	12.03%	-0.67%	9.19%	6.29%	3.66%	5.92%
MSCI World Index	1.84%	7.51%	3.80%	10.40%	8.16%	3.82%	6.43%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.